-------------------------------------------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): September 13, 2001

                                  MAXXAM INC.
             (Exact name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                     1-3924
                            (Commission File Number)

                                   95-2078752
                    (I.R.S. Employer Identification Number)

                           5847 San Felipe, Suite 2600
                                 Houston, Texas
                    (Address of Principal Executive Offices)

                                      77057
                                   (Zip Code)

       Registrant's telephone number, including area code: (713) 975-7600

-------------------------------------------------------------------------------------------------------------------

Item 5.  Other Events

      Attached hereto as Exhibit 99.1 is a press release related to the
Recommended Decision in favor of the Registrant in connection with the OTS action, the administrative proceeding filed by the Office of Thrift Supervision against the Registrant and others.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 13, 2001
                                                    MAXXAM INC.
                                                   (Registrant)

                                             By: /s/ Bernard L. Birkel
                                                 ---------------------
                                                   Bernard L. Birkel
                                                       Secretary